Exhibit 10.02

FOURTH AMENDMENT TO
TRADING ADVISORY AGREEMENT

This Fourth Amendment (the "Fourth Amendment") to the Trading Advisory Agreement dated as of April 3, 1997, and previously amended on September 29, 2000, June 23, 2005, and June 27, 2006 (as so amended, the "Agreement") by and among JWH GLOBAL TRUST (the "Trust"), R.J. O'BRIEN FUND MANAGEMENT, LLC (the "Managing Owner"), and JOHN W. HENRY & COMPANY, INC. (the "Advisor") is hereby made effective as of March 1, 2008.

WITNESSETH:

WHEREAS, the parties hereto have entered into the Agreement to set forth the terms and conditions upon which the Advisor renders advisory services in connection with the Trust's trading activities; and

WHEREAS, the parties hereto desire to amend the Agreement to reallocate the Trust's commodity interest trading activities pursuant to certain trading programs of the Advisor;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Effective as of March 1, 2008, the Advisor shall begin to conduct the Trust's commodity interest trading activities pursuant to the following trading programs of the Advisor, and in the following allocations:

Financial and Metals Portfolio – 20%
JWH GlobalAnalytics® – 40%
JWH Diversified Plus – 40%

The Trust and the Managing Owner acknowledge that the Advisor shall make such adjustments to existing positions held in the account of the Trust as are necessary in order to establish such allocations as of March 1, 2008.

IN WITNESS WHEREOF, the parties hereto have executed this Fourth Amendment as of the date first written above.

JWH GLOBAL TRUST By: R.J. O'Brien Fund Management, LLC, its managing owner By: /s/ Annette A. Cazenave Name: Annette A. Cazenave Title: Senior Vice President	JOHN W. HENRY & COMPANY, INC. By: /s/ K. Webster_____________ Name: Ken Webster Title: President and COO
R.J. O'BRIEN FUND MANAGEMENT, LLC By: /s/ Colleen Mitchell Name: Colleen Mitchell Title: President